Exhibit 10.2

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

Dated as of: February 8, 2013

KeyBank National Association,

as Administrative Agent

127 Public Square

Cleveland, OH 44114

Attention: John C. Scott

Re: Amendment No. 3 to Term Loan Agreement and Consent

Ladies and Gentlemen:

We refer to the Term Loan Agreement dated as of July 18, 2011 (as amended, restated, modified, renewed, supplemented and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-Owned Subsidiaries and other Subsidiaries (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and certain other parties. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested that the Lenders: (1) amend the Credit Agreement to, among other things, (a) modify the covenant relating to the ratio of Consolidated Total Indebtedness to Consolidated Gross Asset Value set forth in §10.1, (b) modify the covenant relating to Consolidated Debt Yield set forth in §10.2, (c) modify the covenant relating to Consolidated Tangible Net Worth set forth in §10.4, and (d) modify the covenant relating to the ratio of Consolidated Total Indebtedness to the Value of Unencumbered Properties set forth in §10.5, and (2) consent under §9.4(b) of the Credit Agreement to the exclusion of the Permanent Disposition (as hereinafter defined) of the Real Estate Assets comprising the Industrial Portfolio (as hereinafter defined) from the calculation of net sales price of Real Estate Assets and other property sold, transferred or otherwise disposed of in any four-quarter period for the purposes of the twenty percent (20%) threshold set forth in said §9.4(b) for the sale, transfer and disposition of Real Estate Assets and other property; and you have advised us that the Lenders are prepared to make the amendments and provide the consent as set forth herein, including to reflect the foregoing as requested by us, on the terms and conditions set forth herein, including, without limitation, that we join in this Amendment. Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of February 8, 2013 (the “Amendment No. 3 Effective Date”), and subject to the fulfillment of the conditions contained in Article III of this Amendment, the Credit Agreement is hereby amended in each of the following respects:

1.	Definitions. §1.1 of the Credit Agreement is amended as follows:

(a) The following new definitions are inserted after the definition of “Amendment No. 2 Effective Date” and before the definition of “Applicable Base Rate Margin”:

“Amendment No. 3. The Amendment No. 3 to this Agreement dated as of February 8, 2013 by and among the Borrower, the Agent and the Lenders.

Amendment No. 3 Effective Date. February 8, 2013.”

(b) The following new definition is inserted after the definition of “Indemnitee” and before the definition of “Information”:

“Industrial Portfolio. The Real Estate Assets listed on Schedule 10.4 hereto.”

(c) The following new definition is inserted after the definition of “Net Operating Income” and before the definition of “New Debt”:

“Net Sales Proceeds. The aggregate cash proceeds received by the Borrower, any Subsidiary or any Partially-Owned Entity in connection with the consummation of any Permanent Disposition net of the following costs and expenses, as evidenced by invoices or other evidence reasonably acceptable to Agent: (a) all reasonable and customary out-of-pocket costs paid or payable by such Borrower, Subsidiary or Partially-Owned Entity in connection with such Permanent Disposition (including, without limitation, legal, accounting and investment banking fees, sales commissions and taxes), and (b) for Permanent Dispositions involving the sale of any Real Estate Asset that is encumbered by Indebtedness, the repayment of such Indebtedness, including, without limitation, prepayment fees and yield maintenance charges.”

(d) The following new definition is inserted after the definition of “PBGC” and before the definition of “Permits”:

“Permanent Disposition. With respect to any Real Estate Asset, the permanent disposition by sale or assignment of the entire fee simple or leasehold interest in such Real Estate Asset, as applicable.”

(e) The definition of “Unsecured Consolidated Total Indebtedness” is amended by inserting at the end thereof the following new sentence: “Notwithstanding the foregoing, Unsecured Consolidated Total Indebtedness shall include Recourse Indebtedness that is secured solely by partnership or other ownership interests in any Subsidiary or Partially-Owned Entity that owns a Real Estate Asset that is encumbered by a mortgage securing Indebtedness, provided, however, the 2007 Term Loan shall be excluded from Unsecured Consolidated Total Indebtedness except if the outstanding principal amount thereof at any date of determination exceeds $10,000,000, in which case, the principal amount thereof in excess of $10,000,000 shall be included in Unsecured Consolidated Total Indebtedness. In no event shall any Indebtedness under that certain Secured Term Loan Agreement dated as of February 8, 2013 (the “2013 Term Loan Agreement”) among certain Subsidiaries of FPLP, KeyBank National Association, individually and as administrative agent, and certain other lenders be included in Unsecured Consolidated Total Indebtedness unless, and then only to the extent that, the principal amount of such Indebtedness is increased above the Total Commitment (as defined in the 2013 Term Loan Agreement) on the date of this Agreement.”

2. Title to Properties; Leases; Eligible Unencumbered Properties in the Unencumbered Pool. §7.3(d) is amended by deleting the words “Amendment No. 2 Effective Date” where it appears therein and replacing them with “Amendment No. 3 Effective Date.”

3. Structured Finance Investments. §9.3(h) is amended by (A) deleting “June 30, 2013” where the same appears in clause (i) thereof and substituting “September 30, 2013” therefor, and (B) deleting “September 30, 2013” where the same appears in clause (ii) thereof and substituting “December 31, 2013” therefor.

4. Consolidated Total Leverage Ratio. §10.1 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.1 Consolidated Total Leverage Ratio. At all times, (i) for each fiscal quarter ending on or after December 31, 2012 through the fiscal quarter ending September 30, 2013, Consolidated Total Indebtedness shall not exceed sixty-five percent (65%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter, and (ii) for each fiscal quarter ending on or after December 31, 2013, Consolidated Total Indebtedness shall not exceed sixty percent (60%) of Consolidated Gross Asset Value as of the last day of such fiscal quarter. This covenant shall be tested quarterly as of the last day of the applicable quarter.”

5. Consolidated Debt Yield. §10.2 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.2 Consolidated Debt Yield. At all times, as tested at the end of each fiscal quarter, (i) for each fiscal quarter ending on or after December 31, 2012 through the fiscal quarter ending September 30, 2013, the Consolidated Debt Yield shall not be less than ten percent (10%), and (ii) for each fiscal quarter ending on or after December 31, 2013, the Consolidated Debt Yield shall not be less than eleven percent (11%).”

6. Net Worth. §10.4 of the Credit Agreement is amended (i) by deleting the words “Closing Date” and substituting in lieu thereof the words “Amendment No. 2 Effective Date”, (ii) by deleting “Consolidated Net Worth” where it appears, at the end thereof, in the phrase “on or prior to the date such determination of Consolidated Net Worth is made” and substituting “Consolidated Tangible Net Worth” therefor, and (iii) adding the following proviso after the end of such phrase: “; provided, however, that the dollar amount used in clause (i) above for the purpose of calculating the sum set forth in this Section 10.4 for each date of determination shall reduce by an amount equal to sixty-five percent (65%) of the Net Sales Proceeds of the Permanent Disposition of any of the Real Estate Assets included in the Industrial Portfolio, which Real Estate Assets and the respective direct and indirect owners thereof are listed on Schedule 10.4 hereto, provided that, for each such Permanent Disposition, such reduction shall not apply unless and until (y) Agent shall have received evidence satisfactory to Agent of such Permanent Disposition and of the amount of the Net Sales Proceeds therefrom, which Agent shall endeavor to approve or disapprove, and shall provide any reasons for disapproval with reasonable specificity, in writing via electronic mail transmission to the Chief Financial Officer, Chief Accounting Officer and Director, Finance & Treasury of the Trust (at ablocher@first-potomac.com, mcomer@first-potomac.com, and ttillman@first-potomac.com, or such other electronic mail addresses of which the Borrower shall give Agent prior written notice) no later than ten (10) business days following receipt of such evidence from the Borrower, and (z) in the case of such Permanent Disposition of any Real Estate Asset which is in the Unencumbered Pool, such Real Estate Asset shall have been duly released from the Unencumbered Pool in accordance with the terms hereof.”

7. Unencumbered Pool Leverage. §10.5 is deleted in its entirety and the following is substituted in lieu thereof:

“§10.5 Unencumbered Pool Leverage. At all times, as tested at the end of each fiscal quarter and any other date of measurement, (i) for each fiscal quarter ending on or after December 31, 2012 through the fiscal quarter ending September 30, 2013, Unsecured Consolidated Total Indebtedness shall not exceed sixty-five percent (65%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter, and (ii) for each fiscal quarter ending on or after December 31, 2013, Unsecured Consolidated Total Indebtedness shall not exceed sixty percent (60%) of the aggregate Value of Unencumbered Properties on the last day of such fiscal quarter. For purposes of the covenant set forth in this §10.5, any New Debt incurred by the Borrower after the date hereof shall be deemed to be Unsecured Consolidated Total Indebtedness.”

8. Schedules.

(a) The existing Schedules 1, 7.1(b), 7.3(c), 7.3(d), 7.13, and 7.19 to the Credit Agreement are deleted in their entirety and the updated Schedules 1, 7.1(b), 7.3(c), 7.3(d), 7.13, and 7.19 attached hereto are substituted in lieu thereof.

(b) The new Schedule 10.4 attached hereto is attached to the Credit Agreement and made a part thereof.

ARTICLE II

CONSENT TO EXCLUSION OF INDUSTRIAL PORTFOLIO

The Borrower intends to consummate the Permanent Disposition, in a four-quarter period, of the Industrial Portfolio and of certain other Real Estate Assets (the “Other Sale Properties”). The aggregate sales price (net of (i) any Indebtedness secured by a Lien on such Real Estate Assets or other property, if any, and (ii) the purchase price of any Real Estate Assets or other property acquired during such four-quarter period, minus closing costs and any Indebtedness secured by a Lien on such acquired Real Estate Assets or other property) (the “Net Sales Price”) of the Permanent Disposition of the Industrial Portfolio and the Other Sale Properties could exceed twenty percent (20%) of the most recently reported Consolidated Gross Asset Value. Accordingly, Borrower has requested that the Lenders consent, and, subject to Article III hereof, the Lenders do consent, to the Borrower’s exclusion of the Permanent Disposition of the Industrial Portfolio (or any individual Real Estate Asset contained therein) from the calculation of the Net Sales Price that is subject to the twenty percent (20%) threshold set forth in §9.4(b) with respect to the Sale (as defined in §9.4(b)) of Real Estate Assets or other property, provided that, for any period of time during which Borrower excludes the Permanent Disposition of the Industrial Portfolio (or any individual Real Estate Asset contained therein) from such calculation, Borrower agrees that the Net Sales Price of the Sale of the Other Sale Properties and any other property shall not exceed ten percent (10%), rather than twenty percent (20%), of the most recently reported Consolidated Gross Asset Value. For the avoidance of doubt, the consent provided under this Article II shall apply only with respect to the twenty percent (20%) threshold set forth in the first sentence of §9.4(b) for the Sale of Real Estate Assets or other property and not with respect to any other threshold set forth in said §9.4(b) (including the twenty percent (20%) threshold with respect to Indebtedness Liens or the two percent (2%) threshold requiring the provision of a compliance certificate with respect to any Sale or Indebtedness Lien).

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT

The Lenders’ agreement herein to amend the Credit Agreement and provide the consent hereunder as of the Amendment No. 3 Effective Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:

1. Each of the Borrowers shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment;

2. The Guarantor and each Subsidiary Guarantor shall have acknowledged and consented to the provisions of this Amendment;

3. The Agent and the Majority Lenders shall have executed this Amendment;

4. The representations and warranties of the Borrowers and the Guarantor set forth herein shall be true and correct;

5. The Borrower shall have furnished to the Agent and the Lenders a Compliance Certificate (such Compliance Certificate to be substantially in the form attached as Exhibit C to the Credit Agreement) evidencing compliance with the covenants set forth in Article 10 of the Credit Agreement for the fiscal quarter ending December 31, 2012 after giving effect to the terms of this Amendment; provided the Agent and the Lenders hereby acknowledge that such Compliance Certificate and the preliminary financial statements of the Trust for the fiscal quarter ended December 31, 2012 on which it is based are currently under review by the Accountants and are subject to further revision prior to the filing by the Trust of its Form 10-K for the year ended December 31, 2012. Borrower hereby acknowledges and agrees that, to the best of its knowledge, such financial statements are true, correct and complete in all material respects. The foregoing acknowledgement by Agent and the Lenders shall be subject in all respects to Paragraph 5 of Article IV below and, without limiting the foregoing, shall not constitute a waiver by the Agent or any Lender of any Default (including any such Default that may arise as a result of any revision to the preliminary financial statements referenced above) or otherwise limit, impair, constitute a waiver of or otherwise affect any rights or remedies of Agent or any Lender with respect to Borrower’s obligations to comply with the covenants as set forth in the Credit Agreement (after giving effect to this Amendment);

6. In consideration of the amendments contained herein, the Borrower shall have paid to the Agent a fee for the benefit of each of the Lenders executing this Amendment in an amount equal to Fifteen Thousand and 00/100 Dollars ($15,000.00) per Lender executing this Amendment, along with, to the Agent, the reasonable fees, charges and disbursements of Agent’s counsel in connection with the preparation hereof, or satisfactory arrangements therefor shall have been made; provided, however, any Lender that, in its capacity as a “Lender” under the Unsecured Revolver Agreement, has received the fee provided for under Section 6 of that certain Amendment No. 2 to the Unsecured Revolver Agreement of even date herewith shall not be entitled to receive the fee provided for hereunder; and

7. The Agent shall have received such other documentation and information as it may reasonably require, all of which shall be in form and substance satisfactory to the Agent, including, without limitation, such items set forth in the closing agenda provided by counsel to Agent to the Borrower in connection with this Amendment.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers, the Guarantor and the Subsidiary Guarantors hereby represents and warrants to you as follows:

1. Representations and Warranties. Each of the representations and warranties made by such Borrowers, the Guarantor and such Subsidiary Guarantor, as applicable, to the Agent and the Lenders in this Amendment, the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment No. 3 Effective Date with the same full force and effect as if each of such representations and warranties had been made by such Borrowers, the Guarantor or such Subsidiary Guarantor, as applicable on the Amendment No. 3 Effective Date and in this Amendment, in each case after giving effect to this Amendment, except to the extent that such representations and warranties relate solely to a prior date, in which case such representations and warranties shall be true, correct and complete on and as of the date when made.

2. No Defaults or Events of Default. After giving effect to this Amendment, no Default or Event of Default exists on the Amendment No. 3 Effective Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.

3. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of the Trust, FPLP or, taken as a whole, the Potomac Group since September 30, 2012 or, as of the Amendment No. 3 Effective Date, in the facts and information regarding the Trust, FPLP or, taken as a whole, the Potomac Group as most recently provided to the Agent and the Lenders.

4. Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by such Borrowers, the Guarantor and such Subsidiary Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each such Borrower, the Guarantor and such Subsidiary Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower, the Guarantor and such Subsidiary Guarantor, enforceable against such Borrower, the Guarantor and such Subsidiary Guarantor in accordance with their respective terms.

5. No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers, the Guarantor and the Subsidiary Guarantors hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable. This Amendment is a contract under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law). The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By:	First Potomac Realty Trust Its General Partner

	By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

1400 CAVALIER, LLC, a Delaware limited liability company

1441 CROSSWAYS BLVD., LLC, a Virginia limited liability company

FP AMMENDALE COMMERCE CENTER, LLC, a Maryland limited liability company

AQUIA TWO, LLC, a Delaware limited liability company

CROSSWAYS II LLC, a Delaware limited liability company

FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited liability partnership

FP DAVIS DRIVE LOT 5, LLC, a Virginia limited liability company

FP DIAMOND HILL, LLC, a Delaware limited liability company

FP CAMPOSTELLA ROAD, LLC, a Delaware limited liability company

GATEWAY HAMPTON ROADS, LLC, a Virginia limited liability company

FP GATEWAY 270, LLC, a New Jersey limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

GATEWAY MANASSAS II, LLC, a Delaware limited liability company

FP 2550 ELLSMERE AVENUE, LLC, a Virginia limited liability company

FP GATEWAY WEST II, LLC, a Maryland limited liability company

FP GREENBRIER CIRCLE, LLC, a Virginia limited liability company

GTC I SECOND LLC, a Virginia limited liability company

FP HANOVER AB, LLC, a Virginia limited liability company

HERNDON CORPORATE CENTER, LLC, a Delaware limited liability company

LINDEN II, LLC, a Delaware limited liability company

LUCAS WAY HAMPTON, LLC, a Virginia limited liability company

FP PARK CENTRAL V, LLC, a Virginia limited liability company

FP PATRICK CENTER, LLC, a Maryland limited liability company

FP PINE GLEN, LLC, a Virginia limited liability company

RESTON BUSINESS CAMPUS, LLC, a Delaware limited liability company

FP RIVERS BEND, LLC, a Virginia limited liability company

FP 500 & 600 HP WAY, LLC, a Virginia limited liability company

FP 1408 STEPHANIE WAY, LLC, a Virginia limited liability company

FP STERLING PARK I, LLC, a Virginia limited liability company

FP STERLING PARK 6, LLC, a Virginia limited liability company

FP STERLING PARK 7, LLC, a Virginia limited liability company

FP STERLING PARK LAND, LLC, a Virginia limited liability company

VIRGINIA CENTER, LLC, a Delaware limited liability company

FP WEST PARK, LLC, a Maryland limited liability company

FP CRONRIDGE DRIVE, LLC, a Maryland limited liability company

FP GIRARD BUSINESS CENTER, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

FP GIRARD PLACE, LLC, a Maryland limited liability company

TECHCOURT, LLC, a Virginia limited liability company

FP PARK CENTRAL I, LLC, a Virginia limited liability company

FP TRIANGLE, LLC, a Maryland limited liability company

4212 TECHCOURT, LLC, a Virginia limited liability company

FP 440 1ST STREET, LLC, a Delaware limited liability company

FP ATLANTIC CORPORATE PARK, LLC, a Virginia limited liability company

FP 3 FLINT HILL, LLC, a Virginia limited liability company

FP PARK CENTRAL II, LLC, a Virginia limited liability company

INTERSTATE PLAZA HOLDING LLC, a Delaware limited liability company

ENTERPRISE CENTER I, LLC, a Delaware limited liability company

FP ASHBURN, LLC, a Virginia limited liability company

FP GREENBRIER TOWERS, LLC, a Virginia limited liability company

403 & 405 GLENN DRIVE, LLC, a Virginia limited liability company

AP INDIAN CREEK, LLC, a Delaware limited liability company

INDIAN CREEK INVESTORS, LLC, a Maryland limited liability company

FP NAVISTAR INVESTORS, LLC, a Maryland limited liability company

NORFOLK COMMERCE PARK LLC, a Delaware limited liability company

WINDSOR AT BATTLEFIELD, LLC, a Delaware limited liability company

GLENN DALE BUSINESS CENTER, L.L.C., a Maryland limited liability company

FP GUDE, LLC, a Maryland limited liability company

FP GUDE MANAGER, LLC, a Delaware limited liability company

1434 CROSSWAYS BOULEVARD II, LLC, a Delaware limited liability company

CROSSWAYS ASSOCIATES LLC, a Delaware limited liability company

KRISTINA WAY INVESTMENTS LLC, a Delaware limited liability company

NEWINGTON TERMINAL LLC, a Delaware limited liability company

NEWINGTON TERMINAL ASSOCIATES LLC, a Delaware limited liability company

FP ONE FAIR OAKS, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to Term Loan Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Credit Agreement) pursuant to that certain Guaranty by the Guarantor in favor of the Lenders and the Agent dated as of July 18, 2011 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty and the Obligations remain in full force and effect. In addition, the Guarantor hereby acknowledges and consents to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to Term Loan Agreement]

CONSENT OF SUBSIDIARY GUARANTORS

Each of the Subsidiary Guarantors (as defined in the Credit Agreement) has guaranteed the Obligations (as defined in the Credit Agreement). By executing this consent, each of the Subsidiary Guarantors hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that such Subsidiary Guarantor’s Subsidiary Guaranty and the Obligations remain in full force and effect. In addition, each of the Subsidiary Guarantors hereby acknowledges and consents to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS:

FP REDLAND GP, LLC, a Delaware limited liability company
FP REDLAND, LLC, a Delaware limited liability company
FP AIRPARK AB, LLC, a Virginia limited liability company
FP 535 INDEPENDENCE PARKWAY, LLC, a Virginia limited liability company
FP CANDLEWOOD, LLC, a Maryland limited liability company
FP CHESTERFIELD ABEF, LLC, a Virginia limited liability company
FP CHESTERFIELD CDGH, LLC, a Virginia limited liability company
FP CLOVERLEAF, LLC, a Maryland limited liability company
FP HANOVER C, LLC, a Virginia limited liability company
FP HANOVER D, LLC, a Virginia limited liability company
AQUIA ONE, LLC, a Delaware limited liability company
FP GATEWAY CENTER, LLC, a Maryland limited liability company
GLENN DALE BUSINESS CENTER, L.L.C., a Maryland limited liability company
INTERSTATE PLAZA OPERATING LLC, a Delaware limited liability company
FP PROPERTIES II, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Andrew P. Blocher
Name: Andrew P. Blocher
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to Term Loan Agreement]

ACCEPTED AND AGREED AS

OF THE 8th DAY OF

FEBRUARY, 2013:

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Agent

By:	/s/ Timothy Sylvain
Name: Timothy Sylvain Title: Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sam Supple
Name: Sam Supple Title: Senior Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Joshua Freedman
Name: Joshua Freedman Title: Authorized Signatory

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong Title: Senior Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Glenn A. Page
Name: Glenn A. Page Title: Senior Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Douglas B. Cochrane
Name: Douglas B. Cochrane Title: Senior Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gary D. Houston
Name: Gary D. Houston Title: U.S. Bank

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin Adams
Name: Benjamin Adams Title: Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke Title: Vice President

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[Signature Page to Amendment No. 3 to Term Loan Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Lloyd Baron
Name: Lloyd Baron Title: Vice President

[Signature Page to Amendment No. 3 to Term Loan Agreement]

Schedule 1

Borrowers

1. 1400 Cavalier, LLC

2. 1441 Crossways Blvd., LLC

3. 403 & 405 Glenn Drive, LLC

4. 4212 Techcourt, LLC

5. AP Indian Creek, LLC

6. Aquia Two, LLC(1)

7. Crossways II LLC

8. Enterprise Center I, LLC

9. FP 1408 Stephanie Way, LLC

10. FP 2550 Ellsmere Avenue, LLC

11. FP 3 Flint Hill, LLC

12. FP 440 1st Street, LLC

13. FP 500 & 600 HP Way, LLC

14. FP Ammendale Commerce Center, LLC

15. FP Ashburn, LLC

16. FP Atlantic Corporate Park, LLC

17. FP Campostella Road, LLC

18. FP Cronridge Drive, LLC

19. FP Davis Drive Lot 5, LLC

20. FP Diamond Hill, LLC

21. FP Gateway 270, LLC

22. FP Gateway West II, LLC(1)

23. FP Girard Business Center, LLC

24. FP Girard Place, LLC

25. FP Greenbrier Circle, LLC

26. FP Greenbrier Towers, LLC

27. FP Gude, LLC

28. FP Gude Manager, LLC

29. FP Hanover AB, LLC

30. FP Navistar Investors, LLC

31. FP Park Central I, LLC

32. FP Park Central II, LLC

33. FP Park Central V, LLC

34. FP Patrick Center, LLC

35. FP Pine Glen, LLC

36. FP Rivers Bend, LLC

37. FP Sterling Park I, LLC

38. FP Sterling Park 6, LLC

39. FP Sterling Park 7, LLC

40. FP Sterling Park Land, LLC

41. FP Triangle, LLC

42. FP West Park, LLC

43. FPR Holdings Limited Partnership

Schedule 1 – Page 1

44. Gateway Hampton Roads, LLC

45. Gateway Manassas II, LLC

46. Glenn Dale Business Center, L.L.C.

47. GTC I Second LLC

48. Herndon Corporate Center, LLC

49. Indian Creek Investors, LLC

50. Interstate Plaza Holding LLC

51. Linden II, LLC

52. Lucas Way Hampton, LLC

53. Norfolk Commerce Park LLC

54. Reston Business Campus, LLC

55. Techcourt, LLC

56. Virginia Center, LLC

57. Windsor at Battlefield, LLC

58. 1434 Crossways Boulevard II, LLC

59. Crossways Associates LLC

60. Kristina Way Investments LLC

61. Newington Terminal LLC

62. Newington Terminal Associates LLC

63. FP One Fair Oaks, LLC

(1)	Property is sold but has not been released as a Borrower.

Schedule 1 – Page 2

Schedule 7.1(b)

Capitalization

Borrower	Ownership Interest	Preferred Equity and any related documents	Restrictions or other Agreements or Interests

First Potomac Realty Trust	Common stock shares listed on New York Stock Exchange	7.75% Series A Cumulative Redeemable Perpetual Preferred Shares	N/A

First Potomac Realty Investment Limited Partnership	First Potomac Realty Trust—aggregate general partnership and limited partnership interests in excess of 95%; other limited partners as listed on attached Exhibit A	None	None

1400 Cavalier, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

1441 Crossways Blvd., LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

403 & 405 Glenn Drive, LLC	First Potomac Realty Investment Limited Partnership—99% limited liability company interest; 1% 403 & 405 Glenn Drive Manager, LLC	None	None

4212 Techcourt, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

AP Indian Creek, LLC	FP Indian Creek, LLC—100% limited liability company interest	None	None

Aquia Two, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Crossways II LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Enterprise Center I, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Schedule 7.1(b) – Page 1

FP 1408 Stephanie Way, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP 2550 Ellsmere Avenue, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP 3 Flint Hill, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP 440 1st Street, LLC	First Potomac DC Holdings, LLC – 99.9% limited liability company interest; First Potomac TRS Holdings, Inc. – 0.1% limited liability company interest	None	None

FP 500 & 600 HP Way, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Ammendale Commerce Center,LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Ashburn, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Atlantic Corporate Park, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Campostella Road, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Cronridge Drive, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Davis Drive Lot 5, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Diamond Hill, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Gateway 270, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

Schedule 7.1(b) – Page 2

FP Gateway West II, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Girard Business Center, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Girard Place, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Greenbrier Circle, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Greenbrier Towers, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Gude, LLC	First Potomac Realty Investment Limited Partnership—99% limited liability company interest; 1% FP Gude Manager, LLC	None	None

FP Gude Manager, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Hanover AB, LLC	FPR Holdings Limited Partnership – 100% limited liability company interest	None	None

FP Park Central I, LLC	First Potomac Realty Investment Limited Partnership – 100% limited liability company interest	None	None

FP Navistar Investors, LLC	First Potomac Realty Investment Limited Partnership – 99% limited liability company interest; 1% FP Navistar Manager, LLC	None	None

FP Park Central II, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Park Central V, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Patrick Center, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Pine Glen, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Schedule 7.1(b) – Page 3

FP Rivers Bend, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Sterling Park I, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Sterling Park 6, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Sterling Park 7, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Sterling Park Land, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP Triangle, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FP West Park, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

FPR Holdings Limited Partnership	First Potomac Realty Investment Limited Partnership—99% limited partnership interest	None	None

FPR General Partner—1% limited partnership interest

Gateway Hampton Roads, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Gateway Manassas II, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Glenn Dale Business Center, L.L.C.	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

GTC I Second LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Herndon Corporate Center, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Indian Creek Investors, LLC	FP Indian Creek, LLC—100% limited liability company interest	None	None

Schedule 7.1(b) – Page 4

Interstate Plaza Holding LLC	Interstate Plaza Operating LLC—100% limited liability company interest	None	None

Linden II, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Lucas Way Hampton, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Norfolk Commerce Park LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Reston Business Campus, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Techcourt, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Virginia Center, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Windsor at Battlefield, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

1434 Crossways Boulevard II, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Crossways Associates LLC	Kristina Way Investments, LLC—100% limited liability company interest	None	None

Kristina Way Investments LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Newington Terminal LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Newington Terminal Associates LLC	Newington Terminal LLC—100% limited liability company interest	None	None

FP One Fair Oaks, LLC	First Potomac Realty Investment Limited Partnership—100% limited liability company interest	None	None

Schedule 7.1(b) – Page 5

Schedule 7.3(c)

Partially-Owned Entities

Name and Type of Entity	% Interest Owned by Borrower	Capacity in which Borrower holds the interest	Borrower’s ownership interest therein
FP CPT 1750 Holdings, LLC	49.5%	Operating Member	Indirect
VIF/FP Aviation Blvd Holdings, LLC	49.5%	Operating Member	Indirect
FP VIF I/ Rivers Park I, LLC	25%	Operating Member	Direct
FP VIF II/ Rivers Park II, LLC	25%	Operating Member	Direct
Prosperity Metro Plaza of Virginia, LLC	51%	Operating Member	Indirect
FP-Perseus/53-713, LLC	96.03%	Operating Member	Indirect
FP Redland Technology Center LP	90%	Operating Member	Indirect

Schedule 7.3(c) – Page 1

Schedule 7.3(d)

Eligible Unencumbered Properties in the Unencumbered Pool

Borrower/Owner	Property Name	Address	City	County	State
1400 Cavalier, LLC	Bay Warehouses	1400 Cavalier Blvd. & 3732 Cook Blvd.	Chesapeake	Chesapeake	VA

1441 Crossways Blvd., LLC	Crossways I	1441 Crossways Blvd.	Chesapeake	Chesapeake	VA

403 & 405 Glenn Drive, LLC	Glenn Drive	403 & 405 Glenn Drive	Sterling	Loudoun	VA

4212 Techcourt, LLC	Techcourt	4212 Technology Court	Chantilly	Fairfax	VA

AP Indian Creek, LLC & Indian Creek Investors, LLC	Indian Creek	12000, 12001, 12040, and 12051 Indian Creek Court	Beltsville	Prince George’s	MD

Crossways II LLC	Crossways II	1400 Crossways Blvd	Chesapeake	Chesapeake	VA

Enterprise Center I, LLC	Enterprise Center	15100 & 15120 Enterprise Center Court, 4100 & 4120 Lafayette Center Drive	Chantilly	Fairfax	VA

FP 1408 Stephanie Way, LLC	Stephanie Way	1408 Stephanie Way	Chesapeake	Chesapeake	VA

FP 2550 Ellsmere Avenue, LLC0	Gateway II	2550 Ellsmere Avenue	Norfolk	Norfolk	VA

FP 3 Flint Hill, LLC	Three Flint Hill	3201 Jermantown Road	Fairfax	Fairfax	VA

FP 440 1st Street, LLC	440 First Street	440 First Street NW	Washington	DC	DC

FP 500 & 600 HP Way, LLC	River’s Bend Center II	500 & 600 HP Way	Chester	Chester	VA

FP Ammendale Commerce Center, LLC	Ammendale Commerce Center	6435 & 6500 Virginia Manor Road, 12201 Indian Creek Court	Beltsville	Prince George’s	MD

FP Ashburn, LLC	Ashburn Center	21625, 21631 & 21635 Red Rum Drive	Ashburn	Loudoun	VA

FP Atlantic Corporate Park, LLC	Atlantic Corporate Center	46500, 46510 Woodland Road	Sterling	Loudoun	VA

FP Campostella Road, LLC	Diamond Hill Distribution Center	1910 & 1920 Campostella Road, 2115 Portlock Road	Chesapeake	Chesapeake	VA

FP Cronridge Drive, LLC	Owings Mills Commerce Center	11460 & 11500 Cronridge Drive	Owings Mills	Baltimore	MD

FP Davis Drive Lot 5, LLC	Davis Drive	22446 Davis Drive	Sterling	Loudoun	VA

FP Diamond Hill, LLC	Diamond Hill Distribution Center	1960 Diamond Hill Road	Chesapeake	Chesapeake	VA

FP Gateway 270, LLC	Gateway Center I-270	22516, 22520, 22530, 22600, 22610 and 22616 Gateway Center Drive	Clarksburg	Montgomery	MD

FP Girard Business Center, LLC	Girard Business Center	200, 220 Girard Street, 504 East Diamond Avenue	Gaithersburg	Montgomery	MD

FP Girard Place, LLC	Girard Place	602,620,630,640 East Diamond Ave	Gaithersburg	Montgomery	MD

Schedule 7.3(d) – Page 1

FP Greenbrier Circle, LLC	Greenbrier Circle Corporate Center	825 Greenbrier Circle & 1801 Sara Drive	Chesapeake	Chesapeake	VA

FP Greenbrier Towers, LLC	Greenbrier Towers	860, 870 Greenbrier Circle	Chesapeake	Chesapeake	VA

FP Gude, LLC	Campus at Metro Park North	400 E Gude Drive, 7300 7301, 7362 Calhoun Place	Rockville	Montgomery	MD

FP Hanover AB, LLC	Hanover Business Center	306 Ashcake Road & 340 Hill Carter Parkway	Ashland	Hanover	VA

FP Navistar Investors, LLC	Navistar	4612 Navistar Drive	Frederick	Frederick	MD

FP Park Central I, LLC	Park Central I	8701 Park Central Drive	Richmond	Henrico	VA

FP Park Central II, LLC	Park Central II	8751 Park Central Drive	Richmond	Henrico	VA

FP Park Central V, LLC	Park Central V	8801 Park Central Drive	Richmond	Henrico	VA

FP Patrick Center, LLC	Patrick Center	30 West Patrick Street	Frederick	Frederick	MD

FP Pine Glen, LLC	Pine Glen	7500—7516 Whitepine Road	Richmond	Henrico	VA

FP Rivers Bend, LLC	River’s Bend Center (1-4)	12730 & 13001 Kingston Avenue & 701 & 801 Liberty Way	Chester	Chester	VA

FP Sterling Park I, LLC	Sterling Park Business Center	22560 Glenn Drive & 22455 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park 6, LLC	Sterling Park Business Center Lot 6	22400 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park 7, LLC	Sterling Park Business Center Lot 7	22370 Davis Drive	Sterling	Loudoun	VA

FP Sterling Park Land, LLC	Sterling Park Land	Parcel 51, Lot, 2-A, 3-A, & 8	Sterling	Loudoun	VA

FP Triangle, LLC	Triangle Business Center	1500,1502,1504 & 1506 Joh Avenue	Baltimore	Baltimore	MD

FP West Park, LLC	West Park	10 North Jefferson Street	Frederick	Frederick	MD

FPR Holdings Limited Partnership	Culpeper	13129 Airpark Drive	Elkwood	Culpeper	VA

Gateway Hampton Roads, LLC	Enterprise Parkway	2000 Enterprise Parkway	Hampton	Hampton	VA

Gateway Manassas II, LLC	Gateway Center Manassas II	7201 & 7301 Gateway Court	Manassas	Prince William	VA

Glenn Dale Business Center, LLC	Glenn Dale Business Center	7100 Holladay Tyler Road	Glenn Dale	Prince George’s	MD

GTC I Second LLC	Greenbrier Technology Center I	814 Greenbrier Circle	Chesapeake	Chesapeake	VA

Herndon Corporate Center, LLC	Herndon Corporate Ceneter	1145-1175 Herndon Parkway	Herndon	Fairfax	VA

Interstate Plaza Holding LLC	Interstate Plaza	5775 General Washington Drive	Alexandria	Alexandria	VA

Linden II, LLC	Linden Business Center	7795 Coppermine Drive	Manassas	Prince William	VA

Lucas Way Hampton, LLC	Lucas Way	1000 Lucas Way & 514 Butler Farm Road	Hampton	Hampton	VA

Schedule 7.3(d) – Page 2

Norfolk Commerce Park LLC	Norfolk Commerce Park II	5301 Robin Hood Road	Norfolk	Norfolk	VA

Reston Business Campus, LLC	Reston Business Campus	12320, 12330, 12340 & 12350 Pinecrest Road	Reston	Fairfax	VA

Techcourt, LLC	Techcourt 4200	4200 Technology Court	Chantilly	Fairfax	VA

Virginia Center, LLC	Virginia Center Technology I	1001-1063 Technology Park Drive	Glen Allen	Henrico	VA

Windsor at Battlefield, LLC	Windsor @ Battlefield	10110 Battlefield Pkwy, Suites 100-150, 200-220 & 10002 Battlefield Pkwy	Manassas	Prince William	VA

1434 Crossways Boulevard II, LLC	1434 Crossways Building II	1434 Crossways Blvd (Parcel 6C-2A)	Chesapeake	Chesapeake	VA

Crossways Associates LLC	Crossways Commerce Center	1545 Crossways Blvd., 1501 Crossways Blvd. & 1449 Kristina Way, 1430 Kristina Way	Chesapeake	Chesapeake	VA

Newington Terminal LLC	Newington	8532-8540 Terminal Road	Lorton	Fairfax	VA

FP One Fair Oaks, LLC	One Fair Oaks	4114 Legato Road	Fairfax	Fairfax	VA

Schedule 7.3(d) – Page 3

Schedule 7.13

Legal Name; Jurisdiction

First Potomac Realty Trust, a Maryland real estate investment trust

First Potomac Realty Investment Limited Partnership, a Delaware limited partnership

1400 Cavalier, LLC, a Delaware limited liability company

1441 Crossways Blvd., LLC, a Virginia limited liability company

403 & 405 Glenn Drive, LLC, a Virginia limited liability company

4212 Techcourt, LLC, a Virginia limited liability company

AP Indian Creek, LLC, a Delaware limited liability company

Aquia Two, LLC, a Delaware limited liability company

Crossways II LLC, a Delaware limited liability company

Enterprise Center I, LLC, a Delaware limited liability company

FP 1408 Stephanie Way, LLC, a Virginia limited liability company

FP 2550 Ellsmere Avenue, LLC, a Virginia limited liability company

FP 3 Flint Hill, LLC, a Virginia limited liability company

FP 440 1st Street, LLC, a Delaware limited liability company

FP 500 & 600 HP Way, LLC, a Virginia limited liability company

FP Ammendale Commerce Center, LLC, a Maryland limited liability company

FP Ashburn, LLC, a Virginia limited liability company

FP Atlantic Corporate Park, LLC, a Virginia limited liability company

FP Campostella Road, LLC, a Delaware limited liability company

FP Cronridge Drive, LLC, a Maryland limited liability company

FP Davis Drive Lot 5, LLC, a Virginia limited liability company

FP Diamond Hill, LLC, a Delaware limited liability company

FP Gateway 270, LLC, a New Jersey limited liability company

FP Gateway West II, LLC, a Maryland limited liability company

FP Girard Business Center, LLC, a Maryland limited liability company

FP Girard Place, LLC, a Maryland limited liability company

FP Greenbrier Circle, LLC, a Virginia limited liability company

FP Greenbrier Towers, LLC, a Virginia limited liability company

FP Gude, LLC, a Maryland limited liability company

FP Gude Manager, LLC, a Delaware limited liability company

FP Hanover AB, LLC, a Virginia limited liability company

FP Navistar Investors, LLC, a Maryland limited liability company

FP Park Central I, LLC, a Virginia limited liability company

FP Park Central II, LLC, a Virginia limited liability company

FP Park Central V, LLC, a Virginia limited liability company

FP Patrick Center, LLC, a Maryland limited liability company

Schedule 7.13 – Page 1

FP Pine Glen, LLC, a Virginia limited liability company

FP Redland Technology Center LP, a Delaware limited partnership

FP Rivers Bend, LLC, a Virginia limited liability company

FP Sterling Park I, LLC, a Virginia limited liability company

FP Sterling Park 6, LLC, a Virginia limited liability company

FP Sterling Park 7, LLC, a Virginia limited liability company

FP Sterling Park Land, LLC, a Virginia limited liability company

FP Triangle, LLC, a Maryland limited liability company

FP West Park, LLC, a Maryland limited liability company

FPR Holdings Limited Partnership, a Delaware limited partnership

Gateway Hampton Roads, LLC, a Virginia limited liability company

Gateway Manassas II, LLC, a Delaware limited liability company

Glenn Dale Business Center, L.L.C., a Maryland limited liability company

GTC I Second LLC, a Virginia limited liability company

Herndon Corporate Center, LLC, a Delaware limited liability company

Indian Creek Investors, LLC, Maryland limited liability company

Interstate Plaza Holding LLC, a Delaware limited liability company

Linden II, LLC, a Delaware limited liability company

Lucas Way Hampton, LLC, a Virginia limited liability company

Norfolk Commerce Park I, LLC, a Delaware limited liability company

Reston Business Campus, LLC, a Delaware limited liability company

Techcourt, LLC, a Virginia limited liability company

Virginia Center, LLC, a Delaware limited liability company

Windsor at Battlefield, LLC, a Virginia limited liability company

1434 Crossways Boulevard II, LLC, a Delaware limited liability company

Crossways Associates LLC, a Delaware limited liability company

Kristina Way Investments LLC, a Delaware limited liability company

Newington Terminal LLC, a Delaware limited liability company

Newington Terminal Associates LLC, a Delaware limited liability company

FP One Fair Oaks, LLC, a Delaware limited liability company

Schedule 7.13 – Page 2

Schedule 7.19

Subsidiaries

NAME OF ENTITY	TAX ID/EIN

1328 CAVALIER, LLC	52-2057842
1400 CAVALIER, LLC	52-2057842
1434 CROSSWAYS BOULEVARD I, LLC	52-2057842
1434 CROSSWAYS BOULEVARD II, LLC	52-2057842
1441 CROSSWAYS BLVD., LLC	52-2057842
15395 JOHN MARSHALL HIGHWAY, LLC	52-2057842
351 PATRICK STREET, LLC	52-2057842
403 & 405 GLENN DRIVE MANAGER, LLC	52-2057842
403 & 405 GLENN DRIVE, LLC	52-2057842
4212 TECHCOURT, LLC	52-2057842
ACP EAST LLC	52-2057842
ACP EAST FINANCE, LLC	52-2057842
AIRPARK PLACE HOLDINGS, LLC	52-2057842
AIRPARK PLACE, LLC	52-2057842
AP INDIAN CREEK, LLC	52-2057842
AQUIA ONE, LLC	52-2057842
AQUIA TWO, LLC	52-2057842
BREN MAR HOLDINGS, LLC	52-2057842
BREN MAR, LLC	52-2057842
COLUMBIA HOLDING ASSOCIATES LLC	52-2057842
CROSSWAYS ASSOCIATES LLC	52-2057842
CROSSWAYS II LLC	52-2057842
CROSSWAYS LAND, LLC	52-2057842
ENTERPRISE CENTER I, LLC	52-2057842
ENTERPRISE CENTER MANAGER, LLC	52-2057842
EON GROUP, LLC	26-1847361
EON GROUP, LTD	98-0591583

FIRST POTOMAC DC 500 MANAGEMENT LLC	27-3075158
FIRST POTOMAC DC HOLDINGS, LLC	27-3075027
FIRST POTOMAC DC MANAGEMENT LLC	27-4110098
FIRST POTOMAC MANAGEMENT LLC	52-2057842
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP	52-2057842
FIRST POTOMAC REALTY TRUST	37-1470730

Schedule 7.19 – Page 1

FIRST POTOMAC TRS HOLDINGS, INC.	20-4033770
FIRST RUMSEY LLC	52-2057842
FIRST SNOWDEN LLC	52-2057842
FP 1211 CONNECTICUT AVENUE, LLC	27-4080392
FP 1408 STEPHANIE WAY, LLC	52-2057842
FP 2550 ELLSMERE AVENUE, LLC	52-2057842
FP 2719 DORR AVENUE, LLC	52-2057842
FP 3 FLINT HILL, LLC	52-2057842
FP 440 1st STREET, LLC	27-4273427
FP 51 LOUSIANA AVENUE, LLC	54-1631747
FP 500 & 600 HP WAY, LLC	52-2057842
FP 500 FIRST STREET REIT GP, LLC	27-3075347
FP 500 FIRST STREET, LLC	26-2553938
FP 535 INDEPENDENCE PARKWAY, LLC	52-2057842
FP 601 MEADOWVILLE RD, LLC	52-2057842
FP 6310 HILLSIDE CENTER, LLC	52-2057842

FP 6310 HILLSIDE CENTER BORROWER, LLC	52-2057842

FP 6310 HILLSIDE CENTER SPE MEMBER, LLC	52-2057842
FP 6315 HILLSIDE CENTER, LLC	52-2057842

FP 6315 HILLSIDE CENTER BORROWER, LLC	52-2057842

FP 6315 HILLSIDE CENTER SPE MEMBER, LLC	52-2057842
FP 7501 WHITEPINE ROAD, LLC	52-2057842
FP 840 FIRST STREET HOLDINGS, LLC	45-4117507
FP 840 FIRST STREET, LLC	27-4330837
FP 950 F STREET, LLC	27-4281956
FP AIRPARK AB, LLC	52-2057842
FP AMMENDALE COMMERCE CENTER,LLC	52-2057842
FP ASHBURN, LLC	52-2057842
FP ATLANTIC CORPORATE PARK, LLC	52-2057842
FP CAMPOSTELLA ROAD, LLC	52-2057842
FP CANDLEWOOD, LLC	52-2057842
FP CANDLEWOOD BORROWER, LLC	52-2057842
FP CHESTERFIELD ABEF, LLC	52-2057842
FP CHESTERFIELD CDGH, LLC	52-2057842
FP CLOVERLEAF INVESTOR, LLC	52-2057842
FP CLOVERLEAF, LLC	52-2057842
FP-COAKLEY 2719 DORR AVENUE, LLC	52-2057842

Schedule 7.19 – Page 2

FP CRONRIDGE DRIVE, LLC	52-2057842
FP DAVIS DRIVE LOT 5, LLC	52-2057842
FP DIAMOND HILL, LLC	52-2057842
FP GALLOWS ROAD, LLC	52-2057842
FP GATEWAY 270, LLC	52-2057842
FP GATEWAY CENTER, LLC	52-2057842
FP GATEWAY WEST II, LLC	52-2057842
FP GIRARD BUSINESS CENTER, LLC	52-2057842
FP GIRARD PLACE, LLC	52-2057842
FP GOLDENROD LANE, LLC	52-2057842
FP GREENBRIER CIRCLE, LLC	52-2057842
FP GREENBRIER TOWERS, LLC	52-2057842
FP GUDE MANAGER, LLC	52-2057842
FP GUDE, LLC	52-2057842
FP HANOVER AB, LLC	52-2057842
FP HANOVER C, LLC	52-2057842
FP HANOVER D, LLC	52-2057842
FP INDIAN CREEK, LLC	52-2057842
FP METRO PLACE, LLC	52-2057842
FP NAVISTAR INVESTORS, LLC	52-2057842
FP NAVISTAR MANAGER, LLC	52-2057842
FP NORTHRIDGE, LLC	52-2057842
FP ONE FAIR OAKS, LLC	52-2057842
FP PARK CENTRAL I, LLC	52-2057842
FP PARK CENTRAL II, LLC	52-2057842
FP PARK CENTRAL V, LLC	52-2057842
FP PATRICK CENTER, LLC	52-2057842
FP PATUXENT PARKWAY, LLC	52-2057842
FP PINE GLEN, LLC	52-2057842
FP PROPERTIES II, LLC	91-1893498
FP PROPERTIES, LLC	84-1417951
FP PROSPERITY, LLC	52-2057842
FP REALTY INVESTMENT MANAGER, LLC	52-2057842
FP RIVER’S BEND LAND, LLC	52-2057842
FP RIVERS BEND, LLC	52-2057842
FP STERLING PARK 6, LLC	52-2057842
FP STERLING PARK 7, LLC	52-2057842
FP STERLING PARK I, LLC	52-2057842
FP STERLING PARK LAND, LLC	52-2057842
FP TRIANGLE, LLC	52-2057842
FP VAN BUREN, LLC	52-2057842

Schedule 7.19 – Page 3

FP WEST PARK, LLC	52-2057842
FPR GENERAL PARTNER, LLC	52-2057842
FPR HOLDINGS LIMITED PARTNERSHIP	52-2057842
GATEWAY HAMPTON ROADS, LLC	52-2057842
GATEWAY MANASSAS I, LLC	52-2057842
GATEWAY MANASSAS II, LLC	52-2057842
GLENN DALE BUSINESS CENTER, L.L.C.	52-2057842
GREENBRIER HOLDING ASSOCIATES LLC	52-2057842
GREENBRIER LAND, LLC	52-2057842
GREENBRIER/NORFOLK HOLDING LLC	52-2057842
GREENBRIER/NORFOLK INVESTMENT LLC	52-2057842
GTC I SECOND LLC	52-2057842
GTC II FIRST LLC	52-2057842
HERNDON CORPORATE CENTER, LLC	52-2057842
INDIAN CREEK INVESTORS, LLC	52-2057842
INTERSTATE PLAZA HOLDING LLC	52-2057842
INTERSTATE PLAZA OPERATING LLC	52-2057842
KRISTINA WAY INVESTMENTS LLC	52-2057842
LANDOVER OWINGS MILLS, LLC	52-2057842
LINDEN I MANAGER, LLC	52-2057842
LINDEN I, LLC	52-2057842
LINDEN II, LLC	52-2057842
LINDEN III, LLC	52-2057842
LUCAS WAY HAMPTON, LLC	52-2057842
NEWINGTON TERMINAL ASSOCIATES, LLC	52-2057842
NEWINGTON TERMINAL LLC	52-2057842
NORFOLK COMMERCE PARK LLC	52-2057842
NORFOLK FIRST LLC	52-2057842
NORFOLK LAND, LLC	52-2057842
PLAZA 500, LLC	52-2057842
RESTON BUSINESS CAMPUS, LLC	52-2057842

RIVERS BEND BUSINESS CENTER ASSOCIATION, INC	54-1682730
RUMSEY FIRST LLC	52-2057842
RUMSEY/SNOWDEN HOLDING LLC	52-2057842
RUMSEY/SNOWDEN INVESTMENT LLC	52-2057842
SNOWDEN FIRST LLC	52-2057842
TECHCOURT, LLC	52-2057842
VEF 500 FIRST REIT L.P.	26-2466039
VIRGINIA CENTER, LLC	52-2057842
VIRGINIA FP VIRGINIA CENTER, LLC	52-2057842

Schedule 7.19 – Page 4

WINDSOR AT BATTLEFIELD, LLC	52-2057842

1200 17TH STREET LENDER, LLC
1200 17TH STREET INVESTORS, LLC	45-2521487
FP VIF II/ RIVERS PARK I, LLC	80-0266532
FP VIF II/ RIVERS PARK II, LLC	80-0266544

FP CPT 1750 HOLDINGS, LLC	27-3776863
FP CPT 1750 H STREET, LLC	27-3776863

FP REDLAND, LLC	52-2057842
FP REDLAND GP, LLC	52-2057842
FP REDLAND TECHNOLOGY CENTER LP	20-8781872

6960 AVIATION BLVD,OWNER, LLC	27-4436410
6960 AVIATION BLVD,BORROWER, LLC	27-4436410
FP AVIATION BLVD.,LLC	27-4436410
FP AVIATION HOLDINGS,LLC	52-2057842
VIF II/FP AVIATION BLVD HOLDINGS	27-4436410

FP-PERSEUS 53-713, LLC	45-2447294
FP-PERSEUS LENDER, LLC	45-2447294

PROSPERITY METRO PLAZA OF VIRGINIA, LLC	20-1978048

Schedule 7.19 – Page 5

Schedule 10.4

Industrial Portfolio

	Property	Region	Property Owner	Ownership of Property Owner
1	Georgia Pacific	MD	FP Properties, LLC	First Potomac Realty Investment Limited Partnership (“FPLP”) is the sole member of the Property Owner

2	Navistar	MD	FP Navistar Investors, LLC	FPLP (99%), FP Navistar Manager, LLC (1%; FPLP is the sole member of FP Navistar Manager, LLC)

3	English Muffin	MD	FP Properties, LLC	FPLP is the sole member of the Property Owner

4	Glenn Dale	MD	Glenn Dale Business Center, L.L.C.	FPLP is the sole member of the Property Owner

5	Candlewood	MD	FP Candlewood, LLC	FPLP is the sole member of the Property Owner

6	Culpeper	NOVA	FPR Holdings Limited Partnership	FPLP (99%), FPR General Partner, LLC (1%; FPLP is the sole member of FPR General Partner, LLC)

7	John Marshall	NOVA	15395 John Marshall Highway, LLC	FPLP is the sole member of the Property Owner

8	Interstate Plaza	NOVA	Interstate Plaza Holding LLC	Interstate Plaza Operating LLC (FPLP is the sole member of Interstate Plaza Operating LLC)

9	Northridge	SOVA	FP Northridge, LLC	FPLP is the sole member of the Property Owner

10	Rivers Bend Center	SOVA	FP Rivers Bend, LLC	FPLP is the sole member of the Property Owner

11	Rivers Bend Center II	SOVA	FP 500 & 600 HP Way, LLC	FPLP is the sole member of the Property Owner

12	Cavalier	SOVA	1400 Cavalier, LLC	FPLP is the sole member of the Property Owner

13	Diamond Hill	SOVA	FP Diamond Hill, LLC	FPLP is the sole member of the Property Owner

14	Enterprise Parkway	SOVA	Gateway Hampton Roads, LLC	FPLP is the sole member of the Property Owner

15	Lucas Way	SOVA	Lucas Way Hampton, LLC	FPLP is the sole member of the Property Owner

Schedule 10.4 – Page 1